UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
September 15, 2019
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 18, 2019, Northrop Grumman Corporation (the “Company”) issued a press release announcing a reorganization of its four business sectors. Effective January 1, 2020, the Company will have four business sectors: Aeronautics Systems, Defense Systems, Mission Systems and Space Systems.

The Company announced that Mary Petryszyn has been elected Corporate Vice President and President, Defense Systems, effective January 1, 2020. Ms. Petryszyn is currently Vice President and General Manager, Land & Avionics C4ISR, Mission Systems.

The Company announced that Patrick M. Antkowiak, Corporate Vice President and Chief Strategy and Technology Officer will retire from the Company effective December 31, 2019, and that Christopher T. Jones, currently Corporate Vice President and President, Technology Services, will retire from the Company on January 10, 2020.

A copy of the press release entitled “Northrop Grumman Announces Organization and Leadership Changes” is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release ("Northrop Grumman Announces Organization and Leadership Changes"), dated September 18, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: September 18, 2019

Exhibit Index

Exhibit No.	Description
99.1	Press Release ("Northrop Grumman Announces Organization and Leadership Changes"), dated September 18, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)